UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2024

UNITED AIRLINES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-06033	36-2675207
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

233 S. Wacker Drive, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

(872) 825-4000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
United Airlines Holdings, Inc.	Common Stock, $0.01 par value	UAL	The Nasdaq Stock Market LLC
United Airlines Holdings, Inc.	Preferred Stock Purchase Rights	None	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 20, 2024, the board of directors of United Airlines Holdings, Inc. (the “Company”) unanimously approved, and on April 22, 2024, the Company entered into, that certain Amendment No. 3 to Tax Benefits Preservation Plan (“Amendment No. 3”), which amends the Tax Benefits Preservation Plan, dated as of December 4, 2020 and as amended as of January 21, 2021 and December 4, 2023 (the “Plan”), by and between the Company and Computershare Trust Company, N.A., as rights agent (the “Rights Agent”).

The Plan, the purpose of which is to help protect the Company’s ability to recognize certain tax benefits in future periods from net operating losses and other tax attributes, was originally entered into on December 4, 2020 and was scheduled to expire at the Close of Business (as defined in the Plan) on December 4, 2023. On January 21, 2021, the Company and the Rights Agent entered into that certain Amendment No. 1 to Tax Benefits Preservation Plan (“Amendment No. 1”), which added that certain Warrant Agreement, dated as of January 15, 2021, by and between the Company and the United States Department of the Treasury to the definition of “Warrant Agreements” under the Plan. On December 4, 2023, the Company and the Rights Agent entered into that certain Amendment No. 2 to Tax Benefits Preservation Plan (“Amendment No. 2”), which (i) added that certain Warrant Agreement, dated as of April 29, 2021, by and between the Company and the United States Department of the Treasury to the definition of “Warrant Agreements” under the Plan, (ii) extended the expiration time to the Close of Business on December 4, 2026 (subject to other earlier termination events, including if stockholder approval of the Plan, as amended, has not been obtained at the Company’s 2024 annual meeting of stockholders) and (iii) changed the exercise price for each one one-thousandth of a share of Series A Junior Participating Serial Preferred Stock from $250.00 to $200.00 (and made other conforming changes to the Plan). Amendment No. 3 (together with Amendment No. 1 and Amendment No. 2, the “Amendments”) revised the definitions of “Beneficial Owner,” “Beneficially Own” and “Beneficial Ownership” under the Plan (and made other conforming changes to the Plan).

The foregoing description of the Plan and the Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 4.1 to the Company’s registration statement on Form 8-A filed on December 7, 2020, Amendment No. 1, which is filed as Exhibit 4.18 to the Company’s annual report on Form 10-K filed on March 1, 2021, Amendment No. 2, which is filed as Exhibit 4.3 to the Company’s registration statement on Form 8-A/A filed on December 4, 2023, and Amendment No. 3, which is filed as Exhibit 4.4 to the Company’s registration statement on Form 8-A/A filed on April 23, 2024, each of which is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit
4.1	Amendment No. 3 to Tax Benefits Preservation Plan, dated as of April 22, 2024, by and between the Company and Computershare Trust Company, N.A., as rights agent (incorporated by reference to Exhibit 4.4 to the Company’s Form 8-A/A, filed on April 23, 2024)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED AIRLINES HOLDINGS, INC.

By:	/s/ Michael Leskinen
Name:	Michael Leskinen
Title:	Executive Vice President and Chief Financial Officer

Date: April 23, 2024